FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  April 29, 1999                 Date of earliest event reported:
                                                         April 27, 1999


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)


    Florida                          0-5423                       59-1277135
(State or other                   (Commission                  (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida           33410
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (561) 627-7171

                             Exhibit Index on Page 3




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Item 5.  Other Events

                  On April 29, 1999, Dycom Industries, Inc. (the "Company") issued a press release announcing that it had entered into a Second Amended and Restated Credit Facility Agreement (the "Credit Agreement") with a syndicate of banks led by Dresdner Bank Lateinamerika AG Miami Agency pursuant to which the Company increased its available financing by $90.25 million and extended the term of the facility to April 2002. In connection with the Credit Agreement, the Company and each of its subsidiaries also entered into a Second Amended and Restated Security Agreement (the "Security Agreement") and a Second Amended and Restated Guarantee Agreement (the "Guarantee Agreement"), each dated as of April 27, 1999. The press release is included herewith as Exhibit 99(i) and the Credit Agreement, Security Agreement and Guarantee Agreement are included herewith as Exhibits 10(i), 10(ii) and 10(iii), respectively.

                  The backlog of the Company as of January 31, 1999 was $728.6 million. The Company expects to complete approximately 45% of this backlog during the twelve months following such date. The backlog number and the other related information was included in Amendment No. 1 to the Registration Statement on Form S-3 filed by the Company on April 29, 1999 and is included herein for the purpose of disclosing such information in filings of the Company made pursuant to the Securities Exchange Act of 1934, as amended.




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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

3(ii)                      Amended By-Laws of the Company

10(i)                      Second Amended and Restated
                           Credit Facility Agreement,
                           dated as of April 27, 1999.

10(ii)                     Second Amended and Restated
                           Security Agreement,
                           dated as of April 27, 1999.
                           Similar agreements were
                           executed by each subsidiary
                           of Dycom Industries, Inc.

10(iii)                    Second Amended and Restated
                           Guarantee Agreement, dated
                           as of April 27, 1999.
                           Similar agreements were
                           executed by each subsidiary
                           of Dycom Industries, Inc.

99(i)                      Press release issued April 29, 1999.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DYCOM INDUSTRIES, INC.


Date:  April 29, 1999             By:      /s/ Steven Nielsen
                                      ----------------------------------------
                                      Name:    Steven Nielsen
                                      Title:   President and Chief Executive
                                               Officer


                                  By:     /s/ Douglas J. Betlach
                                      ----------------------------------------
                                      Name:    Douglas J. Betlach
                                      Title:   Vice President, Chief
                                               Financial Officer and Treasurer


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